UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

___________________________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HALLADOR ENERGY COMPANY

_____________________________________________________________

(Name of Registrant as Specified In Its Charter)

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Important Notice Regarding the Availability of Proxy Materials for the Hallador Energy Company Annual Meeting of Shareholders to be Held on June 9, 2022.

Dear Fellow Shareholders,

It is our pleasure to invite you to our 2022 Annual Meeting of Shareholders (our "Meeting" or "2022 Annual Meeting") to be held on June 9, 2022, at 10:00 a.m. Eastern Daylight Time, at the Springhill Suites Terre Haute, 3304 S US Hwy 41, Terre Haute, Indiana 47802.  The purpose of the Meeting is to:

1.	Elect six directors named in the Proxy Statement to serve for a one-year term;
2.	Approve, on an advisory basis, the Named Executive Officers' compensation;
3.	Approve, on an advisory basis, the Say-On-Frequency vote for the Named Executive Officers' compensation.
4.	Ratify the appointment of Plante & Moran, PLLC, as our independent registered public accounting firm for 2022;
5.	Transact such other business as may properly come before the Meeting:

Shareholders of record on the close of business on April 20, 2022 (the "Record Date") are entitled to vote at the Meeting and any postponement or adjournment thereof.  On or before April 27, 2022, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting on the Internet or by telephone.  We hope you attend the Meeting, and if you cannot attend, we urge you to vote your shares by following the instruction on the Notice of Internet Availability of Proxy Materials Card you received.

At the close of business on April 20, 2022, there were 30,785,067 shares of our Common Stock, par value $.01, outstanding and entitled to vote.

Thank you for your continued interest and support.

By Order of the Board of Directors,

Brent K. Bilsland
Chairman of the Board, President and CEO
REVIEW THE PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS

Via the Internet	By Telephone
You may vote by internet 24 hours a day through 11:59 p.m., Eastern Daylight Time, on June 8, 2022 , by following the instructions listed on the Notice Card.	You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Daylight Time, on June 8, 2022, by following the instructions listed on the Notice Card.
By Mail	In-Person

You can only vote by mail if you request and receive a paper copy of the proxy materials and proxy card. You may request proxy materials by following the instructions listed on the Notice Card. You may then vote by completing, signing, dating, and returning a proxy card.

Attend the Meeting in person. If you plan to attend the Annual Meeting, you will be required to present photo identification and verification of the number of shares held as of June 9, 2022, to gain access to the meeting.

Notice to Shareholders: Our 2022 Proxy Statement and Annual Report on Form 10-K for December 31, 2021, are available free of charge on our website at www.halladorenergy.com or at http://materials.proxyvote.com/40609P.

1183 East Canvasback Drive, Terre Haute, Indiana 47802

HALLADOR ENERGY COMPANY

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 9, 2022

This Proxy Statement is furnished by the Board of Directors (the "Board") of Hallador Energy Company (the "Company", "Hallador", "we" or "us") to holders of our common stock in connection with the solicitation by the Board of proxies to be voted at the 2022 Annual Meeting of Shareholders (the "Meeting".)

GENERAL MEETING INFORMATION

Date and Location of Meeting

Our Meeting will be held on, June 9, 2022, at 10:00 a.m. Eastern Time, at the Springhill Suites Terre Haute, 3304 S US Hwy 41, Terre Haute, Indiana 47802, or at such other time and place if the Meeting is postponed or adjourned. References in this Proxy Statement to the 2022 Annual Meeting also refer to any adjournments, postponements, or changes in time or location of the Meeting, to the extent applicable.

Who can attend the Meeting?

We invite all Hallador shareholders as of the Record Date or their named representatives to the Meeting.  We reserve the right to limit the number of representatives who may attend.  Proof of ownership and identification is required to attend the Meeting.  A recent brokerage statement or a letter from your bank or broker are examples of evidence of ownership. Cameras, recording devices, and other electronic devices are not allowed at the Meeting.

If you plan to attend the Meeting, we ask that you RSVP to Hallador by June 6, 2022, via email to investorrelations@halladorenergy.com, or by phone at 812-299-2800.

What is the purpose of the Meeting?

At the Meeting, our Shareholders will act upon the matters outlined in the "Notice of Annual Meeting," which appears on the cover page of this Proxy Statement, including

1.	Elect six directors named in this Proxy Statement to serve for a one-year term, or until their successors are elected or qualified;
2.	Approve, on an advisory basis, the Named Executive Officers' compensation;
3.	Approve, on an advisory basis, the Say-on-Frequency vote for the Company’s Named Executive Officers' compensation;
4.	Ratify the appointment of Plante & Moran, PLLC, as our independent registered public accounting firm for 2022, and
5.	Transact such other business as may properly come before the Meeting.

DELIVERY OF THE PROXY MATERIALS

Mailing Date

On or about April 27, 2022, we mailed a Notice of Internet Availability of Proxy Materials (the "Notice of Availability") to our shareholders containing instructions on how to access the proxy materials and submit your proxy online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies by the Board for the Meeting.

Shareholders Sharing an Address

Registered Shareholders—Each record shareholder (meaning you own shares in your name on the books of our transfer agent, Computershare Trust Company, N.A.) will receive one Notice of Availability, regardless of whether you have the same address as another record shareholder.

Street Name Shareholders—If you own shares in "street name" (that is, in the name of a bank, broker, or another holder of record), applicable rules permit brokerage firms and our company, under certain circumstances, to send one Notice of Availability to multiple shareholders who share the same address. This practice is known as "householding."  Householding saves printing and postage costs by reducing duplicate mailings.   If you hold your shares through a broker, you may have consented to reduce the number of copies of materials delivered to your address.  If you wish to revoke a "householding" consent you previously provided to a broker, you must contact that broker to revoke your consent. If your household is receiving multiple copies of the Notice of Availability and you wish to request delivery of a single copy, you should contact your broker directly.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record at the close of business on April 20, 2022 (the "Record Date"), are entitled to receive notice of the Meeting and to vote the shares of common stock of the Company ("Common Stock").  The holders of the Common Stock may vote on all matters presented at the Meeting and will vote together as a class.  Each outstanding share of Common Stock entitles the holder to one vote.  As of the Record Date, there were 30,785,067  shares of Common Stock outstanding.

As of the Record Date, the Company's officers and directors are the record and beneficial owners of a total of  9,448,321 shares (30.69%) of the Company's outstanding Common Stock.  Management intends to vote all of its shares in the manner recommended by the Board for each matter to be considered by the shareholders.

What constitutes a quorum?

One-third of the outstanding common shares entitled to vote, represented in person or by proxy, constitutes a quorum for the Meeting.

How do I vote?

Shareholders of record may vote using one of the following four methods:

●	over the Internet, which you are encouraged to do so if you have access to the Internet;
●	by telephone;
●	by completing, signing, and returning the included proxy card, for those who requested to receive printed proxy materials in the mail; or
●	by attending the Annual Meeting and voting in person.

The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. For shareholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone, or by mail are set forth on the proxy card.

If you hold shares in street name, the organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. The shareholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to shareholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, contact the brokerage firm, bank or other nominee who holds your shares to obtain a proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy from your brokerage firm, bank, or other nominee.

You may read, print, and download our 2021 Form 10-K, 2022 Proxy Statement and Proxy Card at http://materials.proxyvote.com/40609P. On an ongoing basis, shareholders may request to receive proxy materials in printed form by mail or electronically by email.

To ensure that your vote is counted at the Meeting, regardless of whether you plan to attend, you should vote by using the Internet or telephone voting options on your Proxy Card or by mailing in your Proxy Card. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted by the recommendations of the Board. In connection therewith, the Board has designated Brent K. Bilsland, Chairman, President and CEO, and Lawrence D. Martin, CFO, as proxies. If you indicate a choice concerning any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted per your instructions.

Information for Beneficial Owners

If you hold your Hallador shares in a brokerage, bank, or another institutional account, you are considered the beneficial owner of those shares, but not the record holder; meaning that you vote by providing instructions to your broker rather than directly to the Company. Unless you provide specific voting instructions, your broker is not permitted to vote your shares on your behalf.  For your vote on any other matters to be counted, you will need to communicate your voting decisions to your broker, bank or other institution before the date of the Meeting using the voting instruction form that the institution provides to you. If you would like to vote your shares at the Meeting, you must obtain a proxy from your financial institution and bring it with you to hand in with your ballot.

What if I do not specify how my shares are to be voted?

●	FOR "Proposal No. 1: Election of Directors for a one-year term," if you submit a proxy but do not indicate any voting instructions, your shares will be voted per the recommendations of the Board.
●

FOR "Proposal No. 2: Advisory Vote Approving the Named Executive Officers' Compensation," if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a vote approving the compensation of the Company's Named Executive Officers.

●	FOR "Proposal No. 3: Advisory Vote Approving the Say-on-Frequency vote for the Named Executive Officers' Compensation," if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a vote approving the Say-on-Frequency vote.
●	FOR "Proposal No. 4: Ratification of appointment of Independent Registered Public Accounting Firm."

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Corporate Secretary in writing at our address above that you are revoking your proxy;
●	Executing and delivering a later-dated proxy card or submitting a later-dated vote by telephone or the Internet; or
●	Attending the meeting in person, revoking your proxy and voting online.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.  If you hold your shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee, or, if you have obtained a legal proxy from your bank, broker or other record holder giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What if other matters come up at the Meeting?

The matters described in this Proxy Statement are the only matters we know to be voted on at the Meeting.  If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.

Can I vote in person at the Meeting rather than by completing the Proxy Card?

Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.

How are votes counted?

We will hold the Meeting if holders of one-third of the total shares of Common Stock that are entitled to vote either sign and return their Proxy Cards or attend the Meeting.  If you sign and return your Proxy Card, your shares will be counted to determine whether the Company has a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Meeting.  The final voting results will be reported in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

Who pays for this proxy solicitation?

We will bear all of the solicitation costs and will supply copies of the solicitation materials to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  Also, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  In addition to sending you these materials, some of the Company's employees may contact you by telephone, by mail, or in person.  None of these employees will receive any extra compensation for doing this.

What vote is required to approve each item?

Election of Directors.  At the Meeting, six director-nominees are standing for election to the Board.  With respect to the election of directors, you may vote “for” or “against” each of the nominees for the Board, or you may “abstain” from voting for one or more nominees.  Broker non-votes will have no effect on the election of the nominees.  To be elected to the Board, each director-nominee must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the nominee). Abstentions will have the same effect as a vote “against” the election of the nominee to the Board.  Your broker may not vote your shares on the nominees unless you give voting instructions.  Thus, broker non-votes will have no effect on the vote for this proposal.  Each director-nominee elected at the Meeting will serve on the Board for a one-year term or until his successor is duly elected and qualified.

Say-on-Pay.  At the Meeting, we are asking shareholders to vote to approve on an advisory basis on the compensation paid to the Named Executive Officers.  With respect to this proposal, you may vote “for,” “against” or “abstain” from voting with respect to this proposal.   A majority of the shares represented at the Meeting and entitled to vote on this proposal must vote “FOR” the proposal to approve it.  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Your broker may not vote your shares on this proposal unless you give voting instructions. Broker non-votes will have no effect on the vote for this proposal. Your vote will not directly change or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the say-on-pay vote will be taken into account by the Compensation Committee when considering future compensation arrangements.

Say-on-Frequency of the say-on-pay vote.  We are asking shareholders to vote to approve on an advisory basis the say-on-frequency vote on the compensation of the Company's Named Executive Officers.  A majority of the shares of Common Stock represented at the Meeting and entitled to vote on this proposal must vote FOR the proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR a frequency of ONE YEAR for future advisory votes regarding executive compensation.

Ratification of Auditor. At the Meeting, we are asking shareholders to ratify the appointment of Plante & Moran, PLLC, as our independent registered public accounting firm for the year ending December 31, 2022.  With respect to this proposal, you may vote “for,” “against” or “abstain” from voting with respect to this proposal.  A majority of the shares represented at the Meeting and entitled to vote on this proposal must vote “FOR” the proposal to approve it.  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. As this proposal is considered a “routine” matter, your broker may vote your shares on this proposal if you do not provide voting instructions.

Other Matters.  For most other matters that properly come before the Meeting, the affirmative vote of a majority of shares of Common Stock, present in person or represented by proxy and voted at the Meeting, will be required.

Our Management Team

Hallador is led by Brent K. Bilsland, our Chairman and Chief Executive Officer, whose biography appears below under "Our Board of Directors," and Mr. Lawrence D. Martin, our Chief Financial Officer, whose biography appears under "Named Executive Officer."

PROPOSAL NO. 1: ELECTION OF DIRECTORS FOR A ONE-YEAR TERM.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES.

At our 2021 Annual Meeting, our shareholders elected a Board of six directors.

Our current directors are listed below and nominated for re-election at the Meeting.  Each of the directors elected at the Meeting will serve a one-year term expiring at the next annual Meeting of shareholders or until their successors are elected and qualified, or until he resigns or is removed.  Each agreed to be named in this proxy statement and to serve if elected.

To be elected to the Board, each director-nominee must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Meeting. Abstentions will have the same effect as a vote “against” the election of the nominee to the Board.  Your broker may not vote your shares on the nominees unless you give voting instructions.  Thus, broker non-votes will have no effect on the vote for this proposal.  If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees.  Each director-nominee elected at the Meeting will serve on the Board for a one-year term or until his successor is duly elected and qualified.

Any director who does not meet the voting requirement described above must tender his resignation.

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected.  However, if any nominee should become unable for any reason or unwilling for good cause to serve, the proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.

our Board of Directors and Nominees

Name	Age	Position(s) and year appointed
Brent K. Bilsland	48	Chairman (2018), CEO (2014), President and Director (2009)
David C. Hardie	71	Director (1989)
Steven R. Hardie	67	Director (1994)
Bryan H. Lawrence	79	Director (1995)
David J. Lubar	66	Director (2018)
Charles R. Wesley, IV	43	Director (2018)

BRENT K. BILSLAND, the Chairman of the Board, President, and CEO, has served on the Board since 2009. Mr. Bilsland was elected Chairman of the Board in 2018, appointed CEO in 2014, and has been a director and our President since 2009. He was President of Sunrise Coal, LLC, our primary operating subsidiary, from July 2006 through November 2017, and Vice President of Knapper Corporation, a private corporation, from 1998 to 2004.  Mr. Bilsland is a graduate of Butler University located in Indianapolis, Indiana.

Mr. Bilsland brings broad industry experience and significant operational capabilities to our Company. He has an intimate understanding of our business and its operations that benefit us.  In 2015 and 2016, Mr. Bilsland served as the Chairman of the Indiana Coal Council. Mr. Bilsland's investment in our Common Stock, combined with his wife and children, is 4.28% (1,316,567 shares).

DAVID C. HARDIE, a Director, has served on the Board since 1989.  He serves as Chair of our Audit Committee.  From July 1989 through January 2014, Mr. Hardie was our Chairman of the Board.  He is the Executive Chairman of the Board of Hallador Investment Advisors Inc., which manages Hallador Cash Fund LP, Hallador Alternative Assets Fund, Moka Fund, and Hallador Balanced Fund. Mr. Hardie is also the Managing Member of a group of two restaurants in Sacramento, California. Mr. Hardie joined the board of Earlens Corporation a venture-backed hearing aid company in November 2020. He serves as a director and partner of other private entities that are owned by members of his family and serves as director of The Parasol Tahoe Community Foundation.  Mr. Hardie is a Business Graduate-Accounting of California Polytechnic University, San Luis Obispo.  He also attended the Owner/President Management program at the Harvard Business School.

Mr. David C. Hardie, who controls 5.98% of our Common Stock, has been a board member for the last 33 years. His significant broad experience, as well as an intimate knowledge of our Company, is a tremendous benefit to us in planning and executing our corporate strategy.

STEVEN R. HARDIE,  a Director, has served on the Board since 1994. He is the manager of NextG LLC, a family investment partnership formed in 2016. For the past 36 years, he has been a private investor and serves as director and partner of other private entities owned by members of his family.

Mr. Steven R. Hardie, who controls 5.18% of our Common Stock, has been a board member for the last 28 years. His experience and intimate knowledge of our Company adds significant value to the Board. As with most of our other board members, he too has a significant indirect monetary investment in our Company and accordingly has a vested interest in our success.

BRYAN H. LAWRENCE, a Director, has served on the Board since 1995. Mr. Lawrence is a founder and senior manager of Yorktown Partners LLC, the manager of the Yorktown group of investment partnerships, which make investments in companies engaged in the energy industry. The Yorktown partnerships were formerly affiliated with the investment firm of Dillon, Read & Co. Inc., where Mr. Lawrence had been employed since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr. Lawrence also serves as a director of Riley Exploration Permian, Inc., Ramaco Resources, Inc., and Star Group, LP (each a United States publicly-traded company) and certain non-public companies in the energy industry in which Yorktown partnerships hold equity interests. Mr. Lawrence is a graduate of Hamilton College and also has an MBA from Columbia University.

Mr. Lawrence, who controls 4.76% of our Common Stock, has been a board member for the last 27 years. He sits on numerous boards for both private and public companies that are involved in the energy business. His experience with us and in other energy companies, gives us a significant benefit. As with most of our other board members, he too has a significant indirect monetary investment in our Company and accordingly has a vested interest in our success.

DAVID J. LUBAR, a Director, has served on the Board since 2018. Mr. David Lubar is Director, CEO and President of Lubar & Co. He began his career in 1977 at Norwest Bank (n/k/a Wells Fargo Bank) in Minneapolis, where he spent six years in commercial and correspondent banking. Mr. Lubar joined Lubar & Co. in 1983 and has served as a lead investor to over 20 companies in a wide range of industries and various stages of development. He currently serves as a director of each of the Lubar Companies as well as Milwaukee Brewers Baseball Team, and several other private companies. He also serves in many community leadership positions throughout the Milwaukee area. Mr. Lubar has a Bachelor of Arts degree from Bowdoin College and a Master of Business Administration from the University of Minnesota.

Mr. David Lubar controls 9.06% of our Common Stock and was elected to our Board in 2018.  Mr. David Lubar has extensive public and private company board expertise in the areas of finance and private equity. His experience provides him insight from the view of an investor and board member.

CHARLES R WESLEY, IV, a Director, has served on the Board since 2018. Mr. Wesley has served as President of Thoroughbred Resources LP (a Yorktown Partners affiliate) since 2014 and CEO since 2016. Mr. Wesley served as Chief Planning and Commercial Officer of Ramaco Resources and, before joining Thoroughbred, Senior Director of Finance and Senior Counsel at Lumen Technologies (formerly Level 3 Communications), where he was also responsible for the operation and ultimate disposition of the company's coal mining operations. Prior to Lumen Technologies, he worked at the law firms of Akin, Gump, Strauss, Hauer & Feld, and Strasburger & Price, focusing on international energy transactions. He began his career with a coal company as a mining engineer and is an active investor in natural resources and financial technology. Mr. Wesley is a board member across multiple industries and philanthropic organizations. Mr. Wesley holds a Juris Doctorate from the University of Kentucky College of Law and a Bachelor of Science in Mining Engineering from Virginia Polytechnic Institute.

Mr. Wesley brings a wealth of invaluable coal mining industry knowledge and experience to the Board. His vast knowledge of the industry assists the Board in driving future and potential growth and expansion opportunities.

OUR NAMED EXECUTIVE OFFICER

LAWRENCE D. MARTIN, CPA, age 56, is our Executive Vice President and Chief Financial Officer. In 2017 he was promoted to President of Sunrise Coal, LLC. Before his promotion, he was Chief Financial Officer of Sunrise Coal, a position he held for ten years. Before joining Sunrise Coal in 2007, he worked for 19 years at CliftonLarsonAllen, LLP (CLA).  Mr. Martin was a Senior Manager at CLA before his employment with Sunrise Coal.  Mr. Martin is a graduate of Indiana State University and received his Bachelor of Science degree in Accounting in 1988.

BOARD AND ITS COMMITTEES

Board Leadership and Structure

Chairman

Our Board does not have a fixed policy regarding the roles for the Chairman of the Board ("Chairman") and CEO on whether they should be served independently or jointly. Currently, Mr. Bilsland holds both positions. We see the dual role as a bridge between management and the Board. We believe that a Chairman who understands the day-to-day business and the important issues to be addressed by the Board is currently in the Company's and the shareholders' best interest. Our Board members have a significant monetary stake in the Company and believe they can provide oversight to the combined role.

Due to the limited size of our Board, we do not have a Lead Independent Director.

In addition, we have a separate Chair for each committee of the Board.  The Chair of each committee reports periodically to the Board.

Independent and Non-Management Directors

After considering the standards for independence adopted by Nasdaq, the SEC, and various other factors as described herein, the Board has determined that all of our current directors, other than Mr. Bilsland, are independent.  Mr. David C. Hardie and Mr. Charles Wesley are the only non-employee directors that receive compensation from us.

Board Risk Oversight

Our Board has ultimate responsibility for general oversight of risk management processes.  The Board receives regular reports from Mr. Bilsland on areas of risk we face. Our risk management processes are intended to identify, manage, and control risks so that they are appropriate considering our scope, operations, and business objectives. The full Board engages with the appropriate members of management to enable its members to understand and provide input and oversight of our risk identification, risk management, and risk mitigation strategies. The Audit Committee also meets without management present to, among other things, discuss our risk management culture and processes.  In the event, a committee receives a report from a member of management regarding areas of risk, the Chairman of the relevant committee will report on the discussion to the full Board to the extent necessary or appropriate. This enables the Board to coordinate risk oversight, particularly concerning interrelated or cumulative risks that may involve multiple areas for which more than one committee has responsibility.

Code of Conduct

Our Board adopted the Company's Code of Conduct, which provides general statements of our expectations regarding ethical standards that we expect our directors, officers, and employees to adhere to while acting on our behalf. The Code of Conduct provides, among other things, that our directors, officers, and employees will: (i) comply with all laws, rules, and regulations applicable to us; (ii) avoid conflicts of interest; (iii) protect our assets and maintain our confidentiality; (iv) honestly and accurately maintain records and make required disclosures; and (v) promote ethical behavior and report violations of laws, rules, regulations or the Code of Conduct.

The Code of Conduct is available on our website, www.halladorenergy.com.

Board Meetings and Attendance

During 2021, the Board held seven meetings, and each of the committees held the number of meetings included in the description of the committees set forth below. Each board member up for re-election attended at 100% of the Board and Committee meetings, which he served on during the year.

We do not have a specific policy regarding attendance at the annual shareholders meeting. All directors, however, are encouraged to attend if available. All of our directors participated in the 2021 Annual Meeting of Shareholders.

Executive Sessions of Non-Management Directors

To promote open discussions, our non-management directors meet in executive sessions regularly after scheduled board meetings.

Committees

Our Board has three separately designated standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The committee charters are available on our website, www.halladorenergy.com.

The membership and purposes of each of the committees are described below.

Audit Committee
David C. Hardie Chair and Financial Expert Bryan H. Lawrence David J. Lubar

All of our Audit Committee members are "independent" as defined by the Nasdaq listing standards, including those standards applicable specifically to audit committee members.

Also, no member of the Audit Committee has served as one of our officers or employees at any time.  All members of the Audit Committee are "non-employee directors" as defined in SEC rules.

In addition to regularly scheduled meetings, the committee meets separately in executive sessions with representatives of our independent auditor. The Audit Committee approves the appointment and services of the independent auditor and reviews the general scope of the audit and audit-related services, matters relating to internal controls, and other matters related to accounting and reporting functions.

The Audit Committee assists the Board in fulfilling its oversight responsibilities concerning:

	(i)	The integrity of the financial reports and other financial information provided by us to the public or any governmental body;

	(ii)	our compliance with legal and regulatory requirements;

	(iii)	our systems of internal controls over financial reporting;

	(iv)	the qualifications and independence of our independent auditors;

	(v)	our auditing, accounting, and financial reporting processes generally; and

	(vi)	the performance of such other functions as the Board may assign from time to time.

To this end, the Audit Committee will maintain free and open communication with the Board, the independent auditors, and any other person responsible for our financial management.

The Board also determined that Mr. David C. Hardie qualifies as an audit committee financial expert under the applicable SEC rules.

The Audit Committee met four times in 2021.

Compensation Committee
David J. Lubar Chair David C. Hardie Steven R. Hardie Bryan H. Lawrence

All of our Compensation Committee members are "independent" as defined by the Nasdaq listing standards, including those standards that apply specifically to compensation committee members. Also, no member of the Compensation Committee has served as one of our officers or employees at any time. All members of the Compensation Committee are "non-employee directors."

The purpose of our Compensation Committee is to:

	(i)	oversee our executive and director compensation; and

	(ii)	oversee and administer our stock incentive plans.

The Compensation Committee met one time in 2021.

Nominating Committee
Charles R. Wesley, IV Chair David C. Hardie Steven R. Hardie Bryan H. Lawrence David J. Lubar

No member of the Nominating Committee has served as one of our officers or employees at any time. All members of the Nominating Committee are independent, as defined in SEC rules.

The purpose of our Compensation Committee is to:

(i)

assist our Board by identifying individuals qualified for election and re-election as Board members and to recommend to our Board, the director nominees for each annual meeting of shareholders, subject to the provisions of any shareholder or similar agreement binding on us; and

(ii)

recommend to the Board director nominees for each committee of the Board, subject to the provisions of any shareholder or similar agreement binding on us, and act on specific matters within its delegated authority, as determined by the Board from time to time.

The Nominating Committee met one time in 2021.

Criteria for Director Nominations

General criteria for the nomination of director candidates include experience and successful track record, integrity, skills, ability to make analytical inquiries, understanding of our business environment, and willingness to devote adequate time to director duties, and diversity (although no formal policy exists, considered along with the aforementioned factors), all in the context of the perceived needs of the Board at that time. Stock ownership could also be a consideration.

Board of Directors Diversity

The Company seeks to maintain a Board comprised of talented and dedicated Directors with a diverse mix of expertise, experience, skills, and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates.   Although the Company has not adopted a formal diversity policy for the Board, as new members of the Board are considered, diversity considerations should include - but not be limited to - business expertise, geography, age, gender, and ethnicity.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias. When assessing Board composition or identifying suitable candidates for appointment to the Board, the Company will consider candidates on merit with due consideration to the benefits of diversity and the needs of the Board.

The Board Diversity Matrix sets forth information about the diversity of the Board of Directors in accordance with the recently adopted NASDAQ board diversity disclosure rules.

Board Diversity Matrix (as of April 20, 2022)

Total Number of Directors:	6
Part 1: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	-	6	-	-
Part 2: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latino	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	6	-	-
Two or More Races or Ethnicities
LGBTQ+	-
Did Not Disclose Demographic Background	-

Anti-Hedging and Anti-Pledging Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits trading our securities when in possession of material non-public information. It prohibits the hedging of our securities, including short sales or purchases or sales of derivative securities based on our securities, and, unless our Audit Committee approves an exemption, the pledging of our securities. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy's general prohibition on pledging.

Ownership Policy

We have not adopted a formal stock ownership policy for our NEOs, but through existing stock ownership and the vesting of the restricted stock units, they hold a significant portion of our outstanding shares of Common Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and related regulations require our Section 16 officers and directors and persons who beneficially own more than 10% of our common stock to file with the SEC. We believe all of these reports were timely filed based upon our review of the reports filed with the SEC.

Director Compensation

Only two of our directors receive compensation for their services on the Board.

Director Name	Position	2021 Fees Earned or Paid in Cash or Stock	2020 Fees Earned or Paid in Cash or Stock
David C. Hardie	Chairman of the Audit Committee	$20,000	$20,000
Charles R. Wesley, IV	Chairman of the Nominating Committee	$50,000	$50,000	(1)

(1)

Mr. Wesley has the option to receive his annual compensation in cash or company stock.  For 2020, Mr. Wesley chose to have his compensation paid in stock.  He received 76,923 shares based on $.65 per share which is the average 30-day closing price of the stock preceding August 4th, Mr. Wesley's board anniversary date.

PROPOSAL NO. 2: ADVISORY VOTE APPROVING THE NAMED EXECUTIVE OFFICERS' COMPENSATION.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" HALLADOR'S NAMED EXECUTIVE OFFICER COMPENSATION.

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our shareholders for an advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement as set forth in the "Summary Compensation Table" in accordance with the compensation disclosure rules of the SEC.

The Board recommends that shareholders support the following resolution.

RESOLVED, that the shareholders approve, on an advisory basis, Hallador's compensation of its named executive officers, as disclosed in Hallador's Proxy Statement for the 2022 Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and all other tables and narrative disclosures regarding named executive officer compensation.

This advisory proposal is not binding.

A majority of the shares of Common Stock represented at the Meeting in person or by proxy must vote FOR the proposal to approve it. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Your broker may not vote your shares on this proposal unless you give voting instructions. Broker non-votes will have no effect on the vote for this proposal.  Your vote will not directly change or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the say-on-pay vote will be taken into account by the Compensation Committee when considering future compensation arrangements.

Executive Compensation

Compensation of our named executive officers ("NEOs") is determined under our executive compensation plan, which is overseen by the compensation committee. Our Board controls 30.7% of Common Stock, and our Compensation Committee is comprised of four directors who together control 24.98 % of our shares outstanding. The Compensation Committee determines how the NEOs should be compensated.

For 2021, we had two NEOs, Brent K. Bilsland and Lawrence D. Martin.

Outlined in the table below, is our NEOs compensation for 2019-2021.

Summary Compensation Table Under Item 402 of Regulation S-K

Name and Principal Position	Fiscal Year	Salary	Bonus		Stock Awards	Dividends on Outstanding Restricted Stock Units	Other		Total
Brent K. Bilsland	2021	$500,000	$—	(4)	$—	$—	$11,600	(2)	$511,600
Chairman, President and CEO	2020	500,000	150,000	(3)	—	5,500	11,400	(2)	666,900
	2019	385,000	44,423		—	33,000	218,031	(1)	680,45

Lawrence D. Martin	2021	300,000	—	(4)	—	—	11,600	(2)	311,600
CFO	2020	300,000	100,000	(3)	—	3,000	11,400	(2)	414,400
	2019	231,000	17,769		—	18,000	10,671	(2)	277,440

________________

(1)	Consists of 401(k) matching contributions and a $206,831 housing allowance related to Mr. Bilsland's relocation to Colorado.
(2)	Includes 401(k) matching contributions.
(3)	Performance bonus earned in 2020 per the two-year compensation plan, paid in 2021.
(4)	Performance bonus earned in 2021 per the two-year compensation plan to be paid in 2022 not yet determined by the compensation committee.

Compensation per W-2s and "At-Risk" Compensation

Name and Principal Position	Fiscal Year	Salary	Bonus		Value Realized on Restricted Stock Unit Vesting	Dividends on Outstanding Restricted Stock Units	Other (1)	Total W-2 Compensation	Percentage of "At-Risk" Compensation
Brent K. Bilsland	2021	$500,000	$150,000	(2)	$149,188	$—	$—	$798,188	19%
Chairman, President and CEO	2020	507,403	—		73,563	5,500	—	586,466	13%
	2019	385,000	44,423		188,375	33,000	206,831	857,629	26%

Lawrence D. Martin	2021	300,000	100,000	(2)	81,375	—	—	481,375	17%
CFO	2020	304,442	—		40,125	3,000	—	347,567	12%
	2019	231,000	17,769		102,750	18,000	—	369,519	33%

(1)	Housing allowance related to Mr. Bilsland’s relocation to Colorado.
(2)	Performance Bonus earned in 2020 per the two-year compensation plan, paid in 2021.

Outstanding Equity Awards at December 31, 2021

There are no outstanding equity awards as of December 31, 2021.  The compensation committee is working on a new compensation plan for 2022 and future years.

Restricted Stock Unit Plan and Stock Bonus

We have adopted an Amended and Restated 2008 Restricted Stock Unit Plan pursuant to which we may grant restricted stock units to our employees, non-employee directors and consultants.  The plan allows us to award shares of our Common Stock to participants in the plan upon meeting vesting requirements as set by our Compensation Committee which administers the plan.  On December 31, 2021, we had 183,000 Restricted Stock Units (RSUs) outstanding and 1,401,171 available for future issuance.  On March 31, 2022, we had 188,500 Restricted Stock Units (RSUs) outstanding and 1,395,671 available for future issuance.

We have adopted a 2009 Stock Bonus Plan pursuant to which we may issue shares of our Common Stock for cash, past services or any other valid consideration.  Awards under the plan may be subject to vesting or performance requirements.  Our employees, non-employee directors and consultants are eligible to receive awards under the plan.  Our Compensation Committee administers the plan.  Our stock bonus plan was authorized in late 2009 with 250,000 shares, of which 86,383 shares are available for future issuance. We did not issue shares from the Stock Bonus Plan in 2021.

PROPOSAL NO. 3: To approve on an advisory basis, the Say-on-Frequency vote for the named executive officers' compensation.

THE BOARD RECOMMENDS A VOTE FOR HOLDING FUTURE SAY-ON-PAY VOTES EVERY YEAR.

In accordance with Section 14A of the Exchange Act, we are asking shareholders to vote on an advisory basis on the Say-on-Frequency of the say-on-pay vote.  Shareholders are not voting to approve the Board’s recommendation, but rather will be able to specify whether future votes should occur every one year, two years or three years.

We are asking Shareholders to vote on the following resolution:

"RESOLVED, that the Company’s shareholders advise the Company to include a non-binding, advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Exchange Act every:

•	one year
•	two years; or
•	three years.”

This advisory proposal is not binding.

A majority of the shares of Common Stock represented at the Meeting and entitled to vote on this proposal must vote FOR the proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions.  If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR a frequency of ONE YEAR for future advisory votes regarding executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes show information as of April 20, 2022, regarding the beneficial ownership of our common stock by (i) each person who is known by us to own more than 5% beneficially of our common stock; (ii) each member of our Board of directors and our NEOs; and (iii) all members of our Board of directors and our executive officers as a group. The number of shares and percentages of beneficial ownership set forth below is based on 30,785,067 shares of our common stock issued and outstanding as of April 20, 2022.

We do not have any RSUs that vest within 60 days of the date of this proxy statement.
Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent (1)
5% STOCKHOLDERS:
Lubar Equity Fund LLC	2,788,685	9.06%
833 E. Michigan Street, Suite 1500
Milwaukee, WI 53202
Hallador Alternative Assets Fund (2)	1,671,465	5.43%
940 Southwood Blvd., Suite 201
Incline Village, NV 89451
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
David J. Lubar (3)	2,788,685	9.06%
833 E. Michigan Street, Suite 1500
Milwaukee, WI 53202
David C. Hardie (4)	1,840,934	5.98%
940 Southwood Blvd., Suite 201
Incline Village, NV 89451
Steven R. Hardie (5)	1,596,160	5.18%
P. O. Box 6629
Incline Village, NV 89450
Bryan H. Lawrence (6)	1,465,744	4.76%
410 Park Avenue
New York, NY 10022
Brent K. Bilsland (7)	1,316,567	4.28%
1183 East Canvasback Drive
Terre Haute, IN 47802
Lawrence D. Martin	348,961	1.13%
1183 East Canvasback Drive
Terre Haute, IN 47802
Charles R. Wesley IV	91,270	0.30%
1700 Lincoln Street, Suite 3475
Denver, CO 80203
Named Executive Officers and Directors rounded as a group (7) persons	9,448,321	30.69%

________________

(1)	Based on shares issued and outstanding as of April 20, 2022.

(2)

Hallador Alternative Assets Fund LLC ("HAAF") beneficially owns 1,671,465 shares. HAAF is a Delaware limited liability company. HAAF is a private equity investment fund directed or controlled by its managing members, Hallador Management LLC, and David C. Hardie.

The David Hardie Separate Property Trust beneficially owns 169,469 shares.  Mr. David Hardie and his spouse, Janice Hardie, are trustees of the trust and have sole voting power of these shares.

(3)

These shares are owned indirectly through Lubar Equity Fund LLC. The Fund is managed and controlled by Lubar & Co., Inc., of which Mr. Lubar is a director and President of Lubar & Co. Mr. Lubar may be deemed to share voting and dispositive power as to these shares. Mr. Lubar disclaims beneficial ownership in these shares except to the extent of his respective pecuniary interest therein.

(4)	Mr. David C. Hardie's shares include 1,671,465 shares owned by HAAF. He also individually owns 169,469 shares directly.

(5)

Mr. Steven R. Hardie individually owns 139,089 shares directly.

Mr. Steven R. Hardie's shares include 21,489 shares beneficially owned by the Steven Robert Hardie Trust; 13,481 shares beneficially owned by the Sandra Hardie Trust; and 1,422,101 shares owned by NextG Partners, LLC, a Nevada limited liability company. Steven R. Hardie is a member and manager of NextG Partners, LLC, owning 38% of its membership interests. He disclaims beneficial ownership of the other 62% of the shares held by NextG Partners or 881,703 shares

Mr. Steven R. Hardie is also the trustee of the Steven Robert Hardie Trust. Mr. Steven R. Hardie's spouse, Sandra Hardie, is the trustee of the Sandra W. Hardie Revocable Family Trust. Mr. Steven R. Hardie disclaims any beneficial ownership in any other shares held by the above-described entities.

(6)

Mr. Lawrence owns 499,746 shares directly and includes 604,904 shares owned by Yorktown Company VI LP, and 361,094 shares owned by Yorktown Energy Partners, VII LP, of which Mr. Lawrence disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(7)	Includes 462,857 shares owned by Mr. Bilsland's spouse and minor children. Mr. Bilsland disclaims beneficial ownership of such shares.

Certain Relationships and Related Transactions, and Director Independence

Review and Approval of Transactions With Related Persons

Related person transactions are those that meet the minimum threshold for disclosure in the proxy statement under relevant SEC and Nasdaq stock exchange rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Any transaction with a related person must be approved in advance by our Audit Committee. The Audit Committee approves only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and our stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. In reviewing and approving such transactions, the Audit Committee shall obtain or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction before its approval. The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

Director Independence

The Board has determined that all of our current non-employee directors are independent within the meaning of SEC and Nasdaq rules (Messrs. D. Hardie, S. Hardie, Lawrence, Lubar and Wesley.)  The Board determined that all of the directors serving on the Audit Committee, Compensation Committee, and Nominating Committee are independent within the meaning of SEC and Nasdaq rules.

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC, THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.

The Board's Audit Committee has appointed Plante & Moran, PLLC, as Hallador's independent registered public accounting firm, to audit Hallador's financial statements for the fiscal year ending December 31, 2022. As a matter of good corporate governance, the Audit Committee submits its selection of Plante & Moran, PLLC to our Shareholders for ratification and will consider the vote of our Shareholders when appointing our independent registered public accounting firm in the future. For additional information regarding Hallador's relationship with Plant & Moran, PLLC, please refer to the "Audit Committee Report" and "Audit Fees" sections below.

INDEPENDENT AUDITOR'S FEES AND SERVICES

Auditors

Our audit committee approved the engagement of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm.

Our consolidated financial statements for the fiscal years ended December 31, 2021, and 2020 have been audited by Plante Moran which has served as our independent registered public accounting firm for those years.

For 2021 and 2020 our audit partner was Nathan Gordon (43) and Doug Reeb (47) was our engagement quality review partner.

Representatives of Plante Moran are not expected to be present at the Meeting, but will be available for questions during the meeting.

Principal Accountant Fees

	December 31,
	2021	2020
Audit Fees	$342,500	$288,500
Audit-Related Fees	20,033	16,000
Tax Fees	—	—
All Other Fees	—	—
Total	$362,533	$304,500

Pre-Approval Policy

The Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by Plante Moran. The policy requires that all services Plante Moran provides to us be pre-approved by the Audit Committee. The Audit Committee approved all services provided by Plante Moran during 2021 and 2020.

Audit Committee Report

Review of the Fiscal Year 2021 Consolidated Financial Statements

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company's internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's financial statements per the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and to select and retain the Company's independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company's audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021, with the Company's independent auditors, Plante & Moran PLLC ("Plante Moran"), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Plante Moran the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Plante Moran required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Plante Moran.

Based on the review and discussions with our independent registered public accounting firm, Plante & Moran, PLLC., the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

David C. Hardie – Chairman of the Committee

Bryan H. Lawrence

David J. Lubar

OTHER INFORMATION

Proposals by Security Holders

The Board did not receive any proposals for consideration to be voted upon at the Meeting.

Other Matters

The Board does not intend to bring any other matters before the Meeting and has not been informed that any other matters are to be presented by others.

Shareholder Proposals for the 2023 Annual Meeting

Under SEC Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2023 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 1183 East Canvasback Drive, Terre Haute, Indiana 47802 by December 28, 2022, unless the date of our 2023 Annual Meeting of Shareholders is more than 30 days from the anniversary date of our 2022 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2023 Annual Meeting of Shareholders.  The proposal should be addressed to:  Corporate Secretary, Hallador Energy Company, 1183 East Canvasback Drive, Terre Haute, Indiana 47802.

To be considered for presentation at the 2023 Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, pursuant to Rule 14a-4(c)(1) under the Exchange Act, proposals must be received by March 14, 2023; provided, however, that in the event that the date of the 2023 Annual Meeting is changed by more than 30 days from the anniversary of this year’s meeting date, such a proposal must be received a reasonable time before the Company sends its proxy materials. Failure to notify the Company by that date would allow the Company’s proxy holders to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the 2023 Annual Meeting without any discussion of the matter being included in the Company’s proxy statement.   Your notice should be addressed to: Corporate Secretary, Hallador Energy Company, 1183 East Canvasback Drive, Terre Haute, Indiana 47802.

To curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the SEC for shareholder proposals.

Communications with the Board of Directors

Because of our relatively small size, to date, we have not developed formal processes by which shareholders or other interested parties may communicate directly with Directors.  Until formal procedures are developed and posted on our website (www.halladorenergy.com), any communication to one or more members of our Board of Directors may be made by sending them in care of Investor Relations, Hallador Energy Company, 1183 East Canvasback Drive, Terre Haute, Indiana 47802.  Shareholders should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication."  All such communications will be forwarded to the intended recipients.

Incorporation by Reference

Neither the compensation committee report nor the audit committee report shall be deemed soliciting material or filed with the SEC. Neither of these reports shall be considered to be incorporated by reference into any of our prior or future SEC filings except to the extent that we specifically incorporate such information by reference. Also, this document includes certain website addresses, that are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Availability of SEC Filings, Code of Conduct and Committee Charters

Copies of our reports on Forms 10-K (including the financial statements and financial statement schedules), 10-Q, 8-K and all amendments to those reports filed with the SEC, Code of Conduct and the charters of the audit, compensation, and nominating committees, and any stock ownership reports filed by our executive officers, directors, and 10%+ beneficial owners for our common stock are posted on, and free of charge, on our website, www.halladorenergy.com, by telephone to (812) 299-2800 or by mail to Investor Relations, Hallador Energy Company, 1183 East Canvasback Drive, Terre Haute, Indiana 47802.

The information contained on our website is not a part of this proxy statement.

Your **Vote** Counts!

HALLADOR ENERGY COMPANY

2022 Annual Meeting

Vote by June 08, 2022

11:59 PM ET

HALLADOR ENERGY COMPANY
ATTN: REBECCA PALUMBO
1183 EAST CANVASBACK DRIVE
TERRE HAUTE, IN 47802

You invested in HALLADOR ENERGY COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 09, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 09, 2022
10:00 AM EDT

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors for a one-year term. **Nominees:** 01) Brent K. Bilsland 03) Steven R. Hardie 05) David J. Lubar 02) David C. Hardie 04) Bryan H. Lawrence 06) Charles R. Wesley, IV	For
2.	Approve, on an Advisory Basis, the Named Executive Officers' Compensation.	For
3.	Approve, on an Advisory Basis, the Say-on-Frequency vote, for the Named Executive Officers' Compensation.	1 Year
4.	Ratify the appointment of Plante & Moran, PLLC, as our independent registered public accounting firm for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

HALLADOR ENERGY COMPANY
ATTN: REBECCA PALUMBO
1183 EAST CANVASBACK DRIVE
TERRE HAUTE, IN 47802

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors for a one-year term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Brent K. Bilsland
02) David C. Hardie
03) Steven R. Hardie
04) Bryan H. Lawrence
05) David J. Lubar
06) Charles R. Wesley, IV

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Approve, on an Advisory Basis, the Named Executive Officers' Compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 YEAR for proposal 3.

	1 year	2 years	3 years
3. Approve, on an Advisory Basis, the Say-on-Frequency vote, for the Named Executive Officers' Compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000566196_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

HALLADOR ENERGY COMPANY
Annual Meeting of Shareholders
June 9, 2022 10:00 AM ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Brent K. Bilsland and Lawrence D. Martin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HALLADOR ENERGY COMPANY that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM ET on June 9, 2022, at the Springhill Suites Terre Haute, 3304 S US Hwy 41, Terre Haute, Indiana 47802, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000566196_2 R1.0.0.24

Continued and to be signed on reverse side